

30th ROTH CONFERENCE 2018 MARCH 11-14

MYSIZEID™

NASDAQ (MYSZ)
TASE (MYSZ)

Company HIGHLIGHTS

Traded on Nasdaq and TASE

Verticals:
- Apparel e-commerce
- DIY POS and online
- Logistics

Preliminary installations in all verticals

Novel platform measurement technology

Big data value added services:
- Personalization
- Support retailing decisions

Scaling up in 2018

MYSIZEID at a glance

2014
Founded in Israel

2
- Commercial agreements
- Signed LOIs which may foster 2018 growth

5
- Patent protected in 5 regions
- 3 patents pending

Awards

GO eCommerce Awards

the Henry Ford INNOVATION NATION + WITH MO ROCCA

~ $18.5 M
Raised

17
Employees in R&D, M&S and Management

Traded on NASDAQ & TASE

~ $48 M Market Cap (3/9/18)

- PPS $1.67 (3/9/18)
- Shares Outstanding ~29 M (3/9/18)



2.67
1.64
1.33
0.00
Jan 2, 18
Feb 5, 18

The
Executive TEAM

Multidisciplinary and Seasoned Managers



RONEN LUZON Founder & CEO
- Serial entrepreneur
- Founded Malers Ltd., global security company
- Founded and led numerous startups



BILLY PARDO CPO

Prior Senior Director of Product Management at Fourier Education



ODED SHUSHAN CTO
- Founder/CEO MonkeyTech
- Elite Israeli Defense Forces Technology Unit
- Officer of Computer Division IAF



OR KLES CFO
- Former KPMG Associate
- CPA, MBA



ELI WALLES COB
- Manager of MS Berlin GMBH
- Seasoned entrepreneur


Save

Innovative PLATFORM TECHNOLOGY

Serving Multi-billion $ Markets

MYSIZEID™

TAM $3.6B

- White label solution
- Integration with Apparel e-tailers
- Generates accurate size recommendations
- Option for shared ID profiles

SizeUp™

TAM $1B

- Create measurement profiles of any space
- Perfect for online/POS DIY market

BOX SIZEID™

TAM $3.25B

- White label solution
- Integration with Courier Service
- Accurate, onsite DIM calculations

Here's how MYSIZEID works





MYSIZEID Technology

A Game Changer in Simple and Accurate Measurement

Smartphone Measurement

Full body measurement › Smartphone's sensors data › MySizeID algorithm › **Measurement result**

Research

Sizing by tape measure › Body measurements database (chest, hip, height, waist etc.)

Big Data/ Machine Learning Analysis

Retailers Size Charts Database

Customer's recommended size for each retailer

MYSIZEID Technology

A Game Changer in Simple and Accurate Measurement

Smartphone Measurement

Full body measurement → Smartphone's sensors data → MySizeID algorithm → **Measurement result**

Research

Sizing by tape measure → Body measurements database (chest, hip, height, waist etc.)

Big Data/ Machine Learning Analysis

Retailers Size Charts Database

Customer's recommended size for each retailer



E-TAIL Industry

Inaccurate measurements lead to lost revenue



80%
of returns are size related

30%
of all online purchases are returned

~77%
E-commerce shopping cart abandonment [redacted]

$4T
lost revenue due to cart abandonment

$19B
in size related returns in apparel in US alone

MEASUREMENT TECHNOLOGIES REDUCE RETURNS BY UP TO 50%

E-TAIL Industry | A growing market





eCommerce and mCommerce Growth ($B, eMarketer, Statista & US Census Bureau)
$800
$700
$600
$500
$400
$300
$200
$100
$-
$80.96
$151.11
$453.46
$90.25
$178.28
$521.68
$99.51
$208.58
$598.78
$108.32
$242.08
$684.40
2017
2018
2019
2020
Apparel, footwear and accessories e-commerce
Retail Mcommerce
Retail Ecommerce

ACCURATE MEASUREMENTS COULD FURTHER SPUR GROWTH

MySizeID REVOLUTIONIZES Apparel e-Tailing

Enabling e-tailers to focus on returning customers, not customer returns

Recommends a size match between partner retailers' sizing charts and the customer's generated sizing profile

User friendly measurement process takes less than a minute to complete

Predictive 3D measuring based on advanced algorithms with high accuracy

Big data supports customized offers and quality control

MySizeID DIRECT Benefits

Increase customer confidence
↓
INCREASE CONVERSIONS

Improve sizing efficiencies
↓
REDUCE RETURN VOLUMES

Improve customer experience
↓
INCREASE BRAND LOYALTY

Valuable big data
↓
CUSTOMIZED OFFERINGS & IMPROVED QUALITY CONTROL

A growing base of
RETAIL PARTNERS

MySizeID targets a $3.6B Global TAM

TRUCCO, LEADING SPANISH APPAREL RETAILER

- Website integration pilot
- Active in 20 countries
- Over 240 shops
- Beta site

3rd party ECOMMERCE PLATFORM

- My Size widget to be integrated on platform
- Access to 600,000 Shopify Users
- Monthly license fee ~ $400 unlimited


TRUCCO
NEW CAMPAIGN


Sell online with Shopify
Trusted by over 600,000 businesses worldwide
Re•Co.

A CUT above the Rest

	MYSIZE Measure Everything!	TRUE FIT	nettelo	Rakuten Fits Me
Based on actual customer measurements	✔	✘	✔	✘
Omnichannel (Web, Mobile)	✔	✔	✔	✔
Uses phone sensors	✔	✘	✘	✘
No phone camera usage	✔	✔	✘	✔
Privacy non-invasive	✔	✔	✘	✘
Automated input	✔	✘	✔	✘
3D body scan	✔	✘	✔	✘
Decisive recommendation	✔	✔	✔	✔
White label solution	✔	✘	✔	✔
Big data generation	✔	✔	✔	✔
Multi-vertical	✔	✘	✘	✘
Market reach	✘	✔	-	✔

SizeUp™



SizeUp Air Measurement App with Machine Learning

750,000 downloads to date

SizeUp Supports Online and Offline DIY Sales


SizeUp™
Let's Measure
When ready, tap 'Start' to begin
Start
Show Me
Measure Now
Move your phone from end to end and hit 'Stop' when done
Stop
Result
32 cm
Save
Measure Again
Download on the App Store
Google Play
SizeUp™

SizeUp will Foster Growth of Online DIY Market

Underserved Market poised for Growth



DIY Market: ~$269B in 2017 to reach ~$341B in 2021

Currently 95.43% offline

41% growth in online sales (2016-2017)

SizeUp Business Model
~4% royalties on sales

Here's how SIZEUP works



SizeUp™

BOX SIZEID™

Introducing BoxSizeID DIM Measurement Tool



MYSIZEID™

ACCURATE MEASUREMENTS
Combat Industry Inefficiencies

LOGISTICS INDUSTRY

- Based upon MySizeID, 12% of shipments arrive at logistical center with inaccurate measurements
- Billing errors can cost freight companies 3-7% in additional costs
- Inaccurate measurements lead to 20% sub-utilization of warehouse space due to inefficient slotting



BoxSizeID Streamlines DELIVERY MANAGEMENT

- Accurate parcel measurement and cost calculation
- Real-time DIM details for improved logistics
- Integration with ERP systems
  - Barcode scan
  - Image capture
  - Geo-location tagging



BOXSIZEID
Integrated at Israeli Courier

Partner Revenues Increased by 2.5% in Pilot

- Parcel delivery service industry is growing **9%** annually
- Projected to reach ~**$343B** globally by 2020
- 43% of global respondents in the warehousing and distribution space use parcel/ carton dimensioning
- 30% plan to support dimensioning of items in the future.

Parcel shipping business is booming worldwide


Units
Parcel spend
$60B
$96B
$22B
31B
13B
9B
Shipped parcels worldwide
44B
65B
2014
2016

TAM of $3.25B based on $0.05 per package

Here's how BOXSIZED works



MYSIZEID™

Double Award Winner for Innovation



Business Development Update

On Track for Growth


1
SizeUp
MYSIZEID
BOX SIZEID

- Currently engaged in extensive beta-testing/PoCs
- High volume, tier 1 prospects in North America and Western Europe
- Expected commercialization in 12 month time frame
- Revenue sharing and licensing business models
- Solutions for POS, e-commerce and logistics

Data is the NEW OIL

Customers Expect Personalization

- 58% of consumers place importance on personalized shopping experiences
- 57% of consumers are willing to share personal data in exchange for personalized offers

Relevant targeted communications drive revenue growth of 10 - 30 %, yet only 23% of marketers are extremely satisfied with their ability to leverage data to create relevant experiences.

MySizeID Consumer Big Data offers Added Value

- Personalized retailing
- Logistics decisions
- Geo-location trend analysis


MYSIZEID
DASHBOARD
Log'in | My Accounts | My Cart
Size by Location
Item Size #Customers Location
#1003 L 1250 NYC
#1102 M 650 Boston
#2289 36
#2294 XL
#4942 52
Keyword Search
Conversion
Item
#1003
1102
2289
2294
Conversion Rate | Feb 2018
223
298
Without MySizeID
Using MySizeID
Items not in Size
#Users Real Size Garment Type
52 38.5" Pants
28 35" T-Shirt
52 38.5" Pants
28 35" T-Shirt
# of Return
40
30
20
10
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

MySizeID Brings NEXT GENERATION Measurements

Value creation across multiple verticals

- Foster conversions
- Reduce returns
- Cost saving efficiencies
- Valuable data and analytics

ON TRACK FOR ADDITIONAL INTEGRATIONS IN **2018**


THANK YOU !



APPENDIX

The Advisory BOARD



DR. EREZ MORAG

- Former Head of Nike's Athlete Performance Insight Group
- CEO/Founder Acceler8 Performance



SIMCHA MUALEM

- Senior lecturer at Shenkar College of Engineering, Design and Art
- Collaborated with international designers

The Sales TEAM



MS. SUSAN MOSES

- Leading expert on retail, advertising, fashion and media with a focus on plus sizes
- Celebrity stylist and designer
- Founder of Empowering Women NYC



ARGUN ERSEN

- Former Managing Partner of Deriva Location Based Analytics
- Former Development Manager for PSC Scanning, Turkey Liaison office
- Additional managerial positions at DataLogic and IBM



MS. EMME STYLE

- Media, TV personality and model
- Known advocate for positive body image



MR. CLAUDIO MENEGATTI

- Former CEO of NJoy City
- Highly experienced in Ecommerce and online advertisements

SAFE HARBOR
statement

- This presentation was prepared by My Size, Inc. (the "Company"), and is given to you only for the provision of concise information for the sake of convenience, and may not be copied or distributed to any other person. This presentation does not purport to be comprehensive or to contain any and all information which might be relevant in connection with the making of a decision on an investment in securities of the Company. No explicit or implicit representation or undertaking is given by any person regarding the accuracy or integrity of any information included in this presentation. In particular, no representation or undertaking is given regarding the realization or reasonableness of any forecasts regarding the future chances of the Company. To obtain a full picture of the activities of the Company and the risks entailed thereby, see the periodic reports filed by the Company with the Israel Securities Authority and the Tel Aviv Stock Exchange Ltd. as well as the reports filed by the Company with the Securities and Exchange Commission, including warnings regarding forward-looking information, as defined in the Securities Law, 5728-1968 and forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , included therein. It must be recognized that estimates of the Company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results.
- The forward-looking statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the Company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The Company commonly uses words in this presentation such as "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The Company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors and general economic conditions.
- The forward-looking information in the presentation may not materialize, in whole or in part, or may materialize differently than expected, or may be affected by factors that cannot be assessed in advance. For the avoidance of doubt, it is clarified that the Company does not undertake to update and/or modify the information included in the presentation to reflect events and/or circumstances occurring after the date of this preparation. This presentation is not an offer or invitation to buy or subscribe for any securities. This presentation and anything contained herein are not a basis for any contract or undertaking, and are not to be relied upon in such context. The information provided in the presentation is not a basis for the making of any investment decision, nor a recommendation or an opinion, nor a substitute for the discretion of a potential investor.